UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2021

Oak Valley Bancorp
(Exact name of Registrant as Specified in its Charter)

California	001-34142	26-2326676
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

125 N. Third Ave. Oakdale, CA 95361
(Address of Principal Executive Offices including Zip Code)

(209) 848-2265
(Registrant’s Telephone Number, including Area Code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	OVLY	The Nasdaq Stock Market, LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)         Appointment of Gary Strong to the Board of Directors

On October 19, 2021, the Board of Directors (the “Board”) of Oak Valley Bancorp (the “Company”) nominated Mr. Gary Strong to fill a vacancy on the Board of Directors in the class of directors whose term expires at the 2022 Annual Meeting or until his successor is duly elected and qualified. The appointment of Mr. Strong as a director is effective on November 1, 2021. Mr. Strong qualifies as an independent director within the meaning of the applicable NASDAQ Stock Market listing rules and expects to be a member of the Loan Committee, Compensation Committee, and Nominating Committee.

Mr. Strong will receive the standard non-employee director compensation, which includes a monthly cash retainer of $3,000 and entry in our standard form of director retirement agreement, which will be pro-rated for his services as a director. A more complete description of a non-employee director’s compensation is described under the heading “Director Compensation” in the Company’s definitive proxy statement filed on May 3, 2021 with the SEC for the 2021 Annual Meeting.

Further information about Mr. Strong’s appointment is contained in the press release issued by the Company, a copy of which is attached hereto as exhibit 99.1.

There are no arrangements or understandings between Mr. Strong and any other person, pursuant to which Mr. Strong was appointed to the Board. Further, there are no transactions involving Mr. Strong that require disclosure pursuant to Item 404(a) of Regulation S-K.

Item 9.01.         Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Title or Description

99.1	Press Release dated November 1, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OAK VALLEY BANCORP

Date: November 2, 2021	By:	/s/ Jeffrey A. Gall
Jeffrey A. Gall Senior Vice President and Chief Financial Officer

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